                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                       FOR


                                   DYNEGY INC.


                             a Delaware corporation
                   IRS Employer Identification No. 94-3248415
                            SEC File Number 33-68842




                                 1000 LOUISIANA
                              HOUSTON, TEXAS 62521
                                 (713) 367-7600




                                  June 14, 1999

ITEM 5.  OTHER EVENTS.

                  On June 14, 1999, Dynegy Inc., a Delaware corporation ("Dynegy"), and Illinova Corporation, an Illinois corporation ("Illinova"), agreed to combine in a transaction in which each of Dynegy and Illinova will become wholly owned subsidiaries of Energy Convergence Holding Company, a newly formed Illinois corporation ("Newco"). Dynegy Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Newco, will be merged with and into Dynegy, and Energy Convergence Acquisition Corporation, an Illinois corporation and a wholly owned subsidiary of Newco, will be merged with and into Illinova. The terms of the merger are set forth in an Agreement and Plan of Merger (the "Merger Agreement") dated as of June 14, 1999, among Newco, Dynegy, Dynegy Acquisition Corporation, Illinova and Energy Convergence Acquisition Corporation.

                  In the combination, each share of Dynegy common stock, par value $.01 per share, and Dynegy Series A Participating Preferred Stock, par value $.01 per share (collectively, the "Dynegy Stock"), will be converted into the right to receive either $16.50 in cash or 0.69 of a share of Newco Common Stock pursuant to an election process and the pro ration of approximately $1.1 billion among Dynegy shareholders electing to receive cash, and each share of Illinova common stock, no par value per share, will be converted into one share of Newco common stock, no par value per share (the "Newco Common Stock"). The cash portion of the consideration received by Dynegy's stockholders will be approximately 40% of the total consideration. The combination is intended to constitute a tax-free contribution under the Internal Revenue Code of 1986, as amended.

                  Dynegy has three large stockholders, Nova Gas Services (U.S.) Inc., an affiliate of BG plc, and Chevron U.S.A. Inc., which collectively own approximately 76% of Dynegy's outstanding equity securities. Of these stockholders, Nova and BG will be electing to receive the maximum amount of cash possible and Chevron will be electing to receive the maximum amount of Newco Common Stock possible. Because of the size of Nova's and BG's ownership positions, some pro ration of the cash portion of the consideration will occur.

                  To the extent that Nova and BG would receive Newco Common Stock in the combination they instead will receive Newco Series A Convertible Preferred Stock. Newco's Series A Convertible Preferred Stock is convertible into Newco Common Stock at the election of the holder and is subject to redemption at the election of Newco after three years. Holders generally are entitled to vote together with holders of Newco Common Stock in proportion to the economic interest of such shares. Similarly, to the extent that Chevron would receive Newco Common Stock, it will receive Newco Class B Common Stock. In general, the terms of the Newco Class B Common Stock provide Chevron board representation, certain rights and limitations with respect to purchases and sales of Newco securities and certain "blocking rights" with respect to large transactions by Newco. In addition, the terms require that Chevron, should its ownership interest ever exceed 40% of Newco's equity securities, offer to purchase the remaining equity securities of Newco in accordance with established procedures.

                  Consummation of the combination is subject to various conditions, including: (i) receipt of necessary approvals by the stockholders of each of Dynegy and Illinova; (ii) the expiration or termination of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (iii) the exemption of the acquisition by Chevron of Newco's Class B Common Stock under the Public Utility Holding Company Act and the receipt of necessary Federal Energy Regulatory Commission and Illinois Commerce Commission approvals; (iv) the consummation by Illinova of its previously announced sale of its Clinton nuclear facility; (v) registration of the shares of Newco Common Stock to be issued in the merger under the Securities Act of 1933, as amended; and (vi) satisfaction of certain other conditions.

                  The foregoing summary of the combination is qualified in its entirety by reference to the texts of the Merger Agreement, Shareholder Agreement and other documents that are filed as exhibits hereto.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a)      Not applicable.

                  (b)      Not applicable.

                  (c)      Exhibits.

                           2.1      Agreement and Plan of Merger.

                           10.1 Subscription Agreement between Energy Convergence Holding Company and Chevron U.S.A. Inc.

                           10.2 Stock Purchase Agreement between Energy Convergence Holding Company and British Gas Atlantic Holdings BV and related Guaranty by British Gas Overseas Holdings Limited.

                           10.3 Voting Agreement between Illinova and BG Holdings, Inc.

                           10.4 Voting Agreement between Illinova and NOVA Gas Services (U.S.) Inc.

                           10.5 Voting Agreement between Illinova and Chevron U.S.A. Inc.

                           10.6 Shareholder Agreement of Energy Convergence Holding Company with Chevron U.S.A. Inc.

                           10.7 Registration Rights Agreement (NOVA Gas Services (U.S.) Inc. and British Gas Atlantic Holdings BV).

                           10.8 Registration Rights Agreement (Chevron U.S.A. Inc.).

                           99.1     Bylaws of Energy Convergence Holding
                                    Company.

                           99.2 Text of joint press release dated June 14, 1999, issued by Illinova and Dynegy.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         DYNEGY INC.



Date:    June 14, 1999                   By:      /s/ Kenneth E. Randolph
                                                  ------------------------------
                                                  Kenneth E. Randolph
                                                  Senior Vice President, General
                                                  Counsel and Secretary

                                 EXHIBIT INDEX

                 2.1      Agreement and Plan of Merger.

                 10.1     Subscription Agreement between Energy
                          Convergence Holding Company and Chevron
                          U.S.A. Inc.

                 10.2 Stock Purchase Agreement between Energy Convergence Holding Company and British Gas Atlantic Holdings BV and related Guaranty by British Gas Overseas Holdings Limited.

                 10.3     Voting Agreement between Illinova and BG
                          Holdings, Inc.

                 10.4 Voting Agreement between Illinova and NOVA Gas Services (U.S.) Inc.

                 10.5     Voting Agreement between Illinova and
                          Chevron U.S.A. Inc.

                 10.6 Shareholder Agreement of Energy Convergence Holding Company with Chevron U.S.A. Inc.

                 10.7     Registration Rights Agreement (NOVA Gas
                          Services (U.S.) Inc. and British Gas
                          Atlantic Holdings BV).

                 10.8     Registration Rights Agreement (Chevron
                          U.S.A. Inc.).

                 99.1     Bylaws of Energy Convergence Holding
                          Company.

                 99.2 Text of joint press release dated June 14, 1999, issued by Illinova and Dynegy.